Noncontrolling Interest	12 Months Ended
Dec. 31, 2012
Noncontrolling Interest [Abstract]
Noncontrolling Interest
Noncontrolling Interest
On November 9, 2005, CatchMark OP issued 8,000 common units to the Company and 80 common units to Wells Capital in exchange for $200,000 and $2,000, respectively. On December 28, 2006, Wells Capital transferred to Wells TIMO all of its common units of CatchMark OP. The common units held by the Company and Wells TIMO represent limited partnership interests in CatchMark OP of approximately 99.99% and 0.01%, respectively.
Limited partners holding common units representing limited partnership interests in CatchMark OP have the option to redeem such units after the units have been held for one year. Unless the Company exercises its right to purchase common units of CatchMark OP for shares of its common stock, CatchMark OP would redeem such units with cash.
On November 9, 2005, CatchMark OP also issued 40 special units to Wells Capital for $1,000. On December 28, 2006, Wells Capital transferred to Wells TIMO all of its special units of CatchMark OP. The holder of special units does not participate in the profits and losses of CatchMark OP. Amounts payable to the holder of the special units, if any, will depend on the amount of net sales proceeds received from property dispositions or the market value of the Company’s shares upon listing, or the fair market value of the Company’s assets upon the termination of the Advisory Agreement without cause (see Notes 8 and 12).